MELAMINE CHEMICALS, INC.
                   EMPLOYEE 401(K) THRIFT PLAN

                         AMENDMENT NO. 1


     Effective June 1, 1974 Melamine Chemicals, Inc., a Delaware corporation located in Donaldsonville, Louisiana (the "Company"), adopted a plan which is now known as the Melamine Chemicals, Inc. Employee 401(k) Thrift Plan, which Plan was most recently restated on April 8, 1996.

     The Board of Directors of the Company having reserved the right to amend the Plan document, and having authorized the addition of four new investment funds by means of this amendment to the Plan, the Plan document is hereby amended as follows, effective October 1, 1996:

                                I.

     The first 14 lines of Paragraph 3 of Article VII of the Plan are hereby deleted, and the following language is added in their place:

          3. Investment Funds. Each Participant shall elect to have contributions to his accounts invested in one or more of the following:

               a.  Diversified  Investment  Advisers  Government  Fixed
                   Fund,

               b.  Diversified Investment Advisers Equity Income Fund,

               c.  Diversified  Investment  Advisers Growth and Income
                   Fund,

               d.  Diversified Investment Advisers Equity Growth Fund,

               e.  Diversified Investment Advisers Stock Index Fund,

               f.  Diversified    Investment   Advisers    Aggressive
                   Strategic Allocation Fund,

               g.  The  fund  consisting   of   Company   Stock  (the
                   "Melamine Fund"), and

               h.  The   Certificate   of   Deposit  Investment  Fund
                   administered by Wachovia Bank (the "CD Fund").

          A Participant's election shall require all contributions made to the Participant's accounts thereafter (until a different election is delivered to the Plan Administrator) to be allocated among the Funds in multiples of 10%. The total of the allocations shall equal 100%.

                               II.

     In place of the order of withdrawal from investment funds set forth in Paragraph 1(c) of Article X of the Plan document, with respect to a Plan loan, and in Paragraph 7 of Article IX of the Plan document, with respect to an in-service withdrawal, any such loan or in-service withdrawal shall be made from the Participant's accounts in the investment funds in the same order in which the investment funds are listed in Section 3 of Article VII.


     Bank One, Louisiana, N. A., the Trustee of the Plan's Trust, acting through its undersigned authorized officer, appears herein to acknowledge the foregoing amendment of the Plan and agree to be bound thereby.


     The foregoing amendment of the Melamine Chemicals, Inc. Employee 401(k) Thrift Plan is EXECUTED this 9th day of October, 1996, in multiple counterparts, each of which shall be deemed an original, as set forth below:


WITNESSES:                         MELAMINE CHEMICALS, INC.


/s/  Nila Jordan                   BY:  /s/  Frederic R. Huber
----------------                        ----------------------

/s/  Annette LeBlanc               TITLE:   PRESIDENT AND CEO
--------------------


                                   BANK ONE, LOUISIANA, N.A.

/s/  Witness                       BY:  /s/  Rebecca G. Fontenot
------------                            ------------------------

/s/  Witness
------------




                          ACKNOWLEDGMENT


STATE OF LOUISIANA

PARISH OF ASCENSION


     BEFORE ME, the undersigned Notary Public, personally came and appeared FREDERIC R. HUBER, President and CEO, of Melamine Chemicals, Inc., who being by me sworn did depose and state that he signed the foregoing Amendment No. 1 of the Employee 401(k) Thrift Plan as his free act and deed on behalf of Melamine Chemicals, Inc. for the purposes therein set forth.



                                          /s/  Frederic R. Huber
                                          ----------------------


SWORN TO AND SUBSCRIBED BEFORE
ME THIS 9TH DAY OF OCTOBER, 1996.



/s/  Notary Public
------------------
     NOTARY PUBLIC



        ACKNOWLEDGEMENT BY BANK ONE, LOUISIANA, N.A.


STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE

        BEFORE ME, the undersigned Notary Public, in and for the Parish and State aforementioned, on this day personally appeared Rebecca G. Fontenot, known to me personally, who, after being by me first duly sworn, did say that he is the officer whose name is subscribed to the foregoing instrument and that he executed same as an act of said Bank One, Louisiana, N. A., a banking corporation, for the purposes and considerations therein stated.

        THUS DONE AND SIGNED on this 16th day of October 1996, in the presence of the undersigned competent witnesses, at Baton Rouge, Louisiana.


WITNESSES:                              BANK ONE, LOUISIANA, N.A.


/s/  Witness                            BY:  /s/  Rebecca G. Fontenot
------------                                 ------------------------
                                             Authorized Officer
/s/  Witness


               /s/  Notary Public
               ------------------
                    Notary Public